Exhibit 99.1

E2open Announces Fiscal 2022 Fourth Quarter and Full Year Financial Results

Exceeded Guidance for Fiscal Year 2022

Accelerated Subscription Growth Rate in Fiscal 2022

Increases Long-Term Organic Growth Rate from 10%+ to 12%+

AUSTIN, Texas – April 27, 2022 – E2open Parent Holdings, Inc. (NYSE: ETWO), a leading network-based provider of a cloud-based, mission-critical, end-to-end supply chain management platform, today announced financial results for its fiscal fourth quarter and full year ended February 28, 2022.

"We are proud that the E2open platform is playing a critical role in improving the health and resiliency of the world’s most important supply chains," said Michael Farlekas, chief executive officer at E2open. "E2open’s unified network-based platform that combines data with AI-driven applications is the centerpiece of large, complex digital supply chain transformations."

"We are pleased to report strong fourth quarter and fiscal 2022 results, exceeding our annual revenue guidance. We added significant talent and capabilities in transportation and logistics with the acquisition and integration of BluJay Solutions," continued Farlekas. "In fiscal 2023, our non-GAAP subscription revenue growth rate is expected to increase from 9.8% to 11.4% from a base of $354 million in fiscal 2022 as compared to a base of $493 million in fiscal 2023, continuing our pattern of organic growth rate acceleration as we scale. Over 90% of fiscal 2023 subscription revenue is contracted, the net subscription retention has reached 108%, and as a result we are confident that our organic growth rate will again accelerate in 2023, as our guidance indicates."

"E2open achieved our long-term organic revenue growth target of over 10% earlier than expected, and as a result, we are increasing the long-term organic growth target to over 12%," said Farlekas. "We are leaning into the very strong demand environment and making incremental go-to-market investments to further increase our growth trajectory and build on the success of our existing growth initiatives and the very long-term nature of our client relationships."

Fiscal Fourth Quarter 2022 Financial Highlights

NOTE: Refer to Reconciliation of pro forma and non-GAAP Information Tables at the end of this press release for more detail regarding revenue, gross margin, adjusted earnings per share and adjusted EBITDA.

•
Revenue
o
GAAP subscription revenue for the fourth quarter of 2022 grew 79% from the comparable period to $115.8 million. Non-GAAP subscription revenue was $122.3 million or 81.2% of total non-GAAP revenue. Non-GAAP subscription revenue growth was 11.0%. Subscription revenue growth of 11.0% represents growth based on prior year revenue of E2open and BluJay, as if BluJay was acquired on September 1, 2020.

o
Total GAAP revenue for fourth quarter of 2022 grew 78.0% from the comparable period to $144.2 million. Total non-GAAP revenue grew at 10.2% to $150.6 million. The revenue growth of 10.2% represents growth based on prior year revenue of E2open and BluJay, as if BluJay was acquired on September 1, 2020.

•
GAAP gross margin for the fourth quarter of 2022 was 49.7% compared to 52.7% in the comparable period. Non-GAAP gross margin was 71.1% compared to 69.5% in the comparable period.

•
Net Income for the fourth quarter of 2022 was $67.7 million compared to $33.3 million in the comparable period. GAAP earnings per share for the fourth quarter of 2022 was $0.19.

•
Adjusted EBITDA margin for the fourth quarter of 2022 was 35.8% versus an adjusted EBITDA margin of 33.3% in the comparable period of 2021. The prior period adjusted EBITDA margin of 33.3% represents the combination of E2open adjusted EBITDA and BluJay adjusted EBITDA for the period, as if BluJay was acquired on September 1, 2020.

•
Adjusted earnings per share for the fourth quarter of 2022 was $0.08.

Fiscal Year 2022 Financial Highlights

NOTE: Refer to Reconciliation of pro forma and non-GAAP Information Tables at the end of this press release for more detail regarding revenue, gross margin, unlevered free cash flow, adjusted earnings per share and adjusted EBITDA.

•
Revenue
o
GAAP subscription revenue for fiscal 2022 was $335.5 million. Non-GAAP subscription revenue was $389.1 million. Non-GAAP subscription revenue growth was 9.8%. Subscription revenue growth of 9.8% represents growth based on prior year revenue of E2open and BluJay, as if BluJay was acquired on September 1, 2020.

o
Total GAAP revenue for fiscal 2022 was $425.6 million. Total non-GAAP revenue was $479.1 million, over $4 million higher than the mid-point of revenue guidance of $475 million. Non-GAAP revenue growth was 11.1%.

•
Subscription Retention Rate: As of February 28, 2022, E2open’s fiscal 2022 gross retention rate was 94.5%, and the fiscal 2022 net retention rate was 108.0% inclusive of BluJay as if it was acquired on September 1, 2020.

•
GAAP gross margin for fiscal 2022 was 47.6% compared to 60.3% in 2021. Non-GAAP gross margin was 71.8% versus 70.1% when compared to 2021. The prior period non-GAAP gross margin of 70.1% represents the combination of E2open gross profit and BluJay gross profit for the period, as if BluJay was acquired on September 1, 2020.

•
Net loss for fiscal 2022 was $189.9 million compared to $35.1 million in the comparable period. GAAP earnings per share for fiscal 2022 was a loss of $0.68.

•
Adjusted EBITDA margin for 2022 was 33.9% versus an adjusted EBITDA margin of 33.3% in 2021. The prior period adjusted EBITDA margin of 33.3% represents the combination of E2open adjusted EBITDA and BluJay adjusted EBITDA for the period, as if BluJay was acquired on September 1, 2020.

•
Adjusted earnings per share for fiscal 2022 was $0.24, and does not include the pre-acquisition profitability of BluJay.

•
Cash Flow:

o
Cash flow from operations was $51.2 million compared to $14.5 million in the prior year, inclusive of M&A related expenses.
o
Unlevered free cash flow for fiscal year 2022, adjusted for M&A, was $132.6 million which represents 82% of adjusted EBITDA.

Recent Business Highlights

•
E2open recently acquired Logistyx Technologies, expanding our leadership position in global parcel, e-commerce shipping, and fulfillment technology.

•
E2open has expanded its strategic partnership agreement with KPMG, which is building a new E2open practice to help clients transform their enterprise with supply chain technology.

•
In partnership with PayCargo, E2open is helping simplify and speed up global freight payment processes for carriers, forwarders, and shippers as they move goods around the world.

•
E2open continues to build out a new logo sales team to drive performance in organic revenue growth. Nearly 30% of new bookings in the fourth quarter of fiscal 2022 came from new logos, compared to 17% in the fourth quarter of fiscal 2021.

Financial Outlook for Fiscal Year 2023

NOTE: E2open is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort, and therefore no reconciliation of certain forward-looking non-GAAP financial measures is included.

As of April 27, 2022, E2open is providing guidance for its fiscal year 2023, which ends February 28, 2023, as follows:

Fiscal 2023 GAAP Subscription Revenue

•
GAAP subscription revenue for fiscal 2023 is expected to be in the range of $545 million to $553 million, reflecting a 11.4% organic growth rate at the mid-point.

(in millions)	FY 2022	FY2023 Guidance (2)
GAAP subscription revenue (1)	$389.1	$545 - $553 +41.1%
Actual Growth Rate
Proforma subscription revenue (3)	$492.9	$545 - $553 +11.4%
Organic Growth Rate
(1)
Fiscal year 2022 subscription revenue is reflected as non-GAAP for comparability purposes.
(2)
Beginning in fiscal 2023, there will not be a GAAP to Non-GAAP revenue adjustment associated with amortization of the purchase accounting fair value adjustment to deferred revenue resulting from the business combination with CC Neuberger Principal Holdings I (CCNB1).
(3)
Includes BluJay and Logistyx pre-acquisition subscription revenue. See Table VI for further detail.

Fiscal 2023 GAAP Revenue

•
GAAP revenue is expected to be in the range of $681 million to $689 million, reflecting an 11.2% organic growth rate at the mid-point.

(in millions)	FY 2022	FY2023 Guidance (2)
GAAP revenue (1)	$479.1	$681 - $689 +43.0%
Actual growth rate
Proforma revenue (3)	$615.9	$681 - $689 +11.2%
Organic growth rate
(1)
Fiscal year 2022 revenue is reflected as non-GAAP for comparability purposes.
(2)
Beginning in fiscal 2023, there will not be a GAAP to Non-GAAP revenue adjustment associated with amortization of the purchase accounting fair value adjustment to deferred revenue resulting from the business combination with CCNB1.
(3)
Includes BluJay and Logistyx pre-acquisition revenue. See Table VI for further detail.

Fiscal First Quarter 2023 GAAP Subscription Revenue

•
GAAP subscription revenue for the fiscal first quarter of 2023 is expected to be in the range of $129 million to $131 million, reflecting an 11.1% organic growth rate at the mid-point.

(in millions)	Q1 2022	FY2023 Guidance (2)
GAAP subscription revenue (1)	$73.5	$129 - $131 +76.8%
Actual Growth Rate
Proforma subscription revenue (3)	$117.0	$129 - $131 +11.1%
Organic Growth Rate
(1)
Q1 2022 revenue is reflected as non-GAAP for comparability purposes.
(2)
Beginning in fiscal 2023, there will not be a GAAP to Non-GAAP revenue adjustment associated with amortization of the purchase accounting fair value adjustment to deferred revenue resulting from the business combination with CCNB1.
(3)
Includes BluJay and Logistyx pre-acquisition subscription revenue. See Table VI for further detail.

Fiscal 2023 Non-GAAP Gross Profit Margin

•
Non-GAAP gross profit margin is expected to be in the range of 69% to 71%.

Fiscal 2023 Adjusted EBITDA

•
The fiscal 2023 adjusted EBITDA was projected at $240 million at the midpoint. To accelerate growth beyond 12%, we are increasing our strategic investments in sales and marketing by $20 million in fiscal 2023. These investments include incremental sales personnel, channel development, and marketing.

(in millions)	FY 2022	FY2023 Guidance
Adjusted EBITDA (excl investment spend)	$162.5	$237- $243
Adjusted EBITDA margin (excl investment spend)	33.9%	35% – 36%
Strategic investments sales & marketing		$(20)
Proforma Adjusted EBITDA(1) (incl. $20m investment spend)	$196.3	$217 - $223
Proforma Adjusted EBITDA margin	31.9%	32% – 33%
(1) Includes BluJay and Logistyx pre-acquisition Adjusted EBITDA

•
Adjusted EBITDA is expected to be in the range of $217 million to $223 million, after the strategic investments in sales and marketing, resulting in a 32% to 33% adjusted EBITDA margin for the year.

Quarterly Conference Call

E2open will host a video webinar today at 5:00 p.m. ET to discuss fiscal 2022 fourth quarter and full year financial results, in addition to discussing the Company’s outlook for the full fiscal year 2023. The video webinar will be available live on the Investor Relations section of the Company's website at www.e2open.com. A replay will be available within 12 hours after the conclusion of the live event.

About E2open

At E2open, we’re creating a more connected, intelligent supply chain. It starts with sensing and responding to real-time demand, supply and delivery constraints. Bringing together data from clients, distribution channels, suppliers, contract manufacturers and logistics partners, our collaborative and agile supply chain platform enables companies to use data in real time, with artificial intelligence and machine learning to drive smarter decisions. All this complex information is delivered in a single view that encompasses your demand, supply, logistics and global trade ecosystems. E2open is changing everything. Demand. Supply. Delivered.TM Visit www.e2open.com.

E2open and the E2open logo are registered trademarks of E2open, LLC. Demand. Supply. Delivered. is a trademark of E2open, LLC.

Non-GAAP Financial Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including non-GAAP revenue, non-GAAP subscription revenue, non-GAAP professional services and other revenue, adjusted EBITDA, adjusted EBITDA margin, non-GAAP gross profit, non-GAAP net income, non-GAAP gross margin, adjusted earnings per share, and unlevered free cash flow. These non-GAAP financial measures are not a measure of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity, or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly titled measures used by other companies.

The Company believes this non-GAAP measure of financial results provides useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.

Safe Harbor Statement

Certain statements in this press release are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby. These statements relate to future events or the Company's future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In particular, statements about the Company's expectations, beliefs, plans, objectives, assumptions, future events or future performance contained in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "outlook," "guidance" or the negative of those terms or other comparable terminology.

Please see the Company's documents filed or to be filed with the Securities and Exchange Commission, including the annual report filed on Form 10-K, and any amendments thereto for a discussion of certain important risk factors that relate to forward-looking statements contained in this press release. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates, and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Any forward-looking statements are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact

Adam Rogers

AVP Investor Relations, E2open

adam.rogers@e2open.com

515-556-1162

Media Contact

5W PR for E2open

e2open@5wpr.com

718-757-6144

Corporate Contact
Kristin Seigworth
VP Communications, E2open
kristin.seigworth@e2open.com

E2OPEN PARENT HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

FISCAL 2022 YEAR

	Successor		Predecessor
(In thousands, except per share amounts)	Fiscal Year Ended February 28, 2022	February 4, 2021 through February 28, 2021	March 1, 2020 through February 3, 2021
	(Unaudited)
Revenue
Subscriptions	$335,532	$14,117	$259,707
Professional services and other	90,029	7,248	48,940
Total revenue	425,561	21,365	308,647
Cost of Revenue
Subscriptions	93,072	7,823	55,602
Professional services and other	56,103	4,324	40,466
Amortization of acquired intangible assets	73,801	4,037	18,921
Total cost of revenue	222,976	16,184	114,989
Gross Profit	202,585	5,181	193,658
Operating Expenses
Research and development	79,700	10,458	53,788
Sales and marketing	60,265	8,788	46,034
General and administrative	69,922	23,123	37,355
Acquisition-related expenses	64,360	4,317	14,348
Amortization of acquired intangible assets	46,358	1,249	31,275
Total operating expenses	320,605	47,935	182,800
(Loss) income from operations	(118,020)	(42,754)	10,858
Other income (expense)
Interest and other expense, net	(33,663)	(1,928)	(65,469)
Change in tax receivable agreement liability	(154)	—	—
Gain from change in fair value of warrant liability	1,633	23,187	—
Gain (loss) from change in fair value of contingent consideration	(69,760)	33,740	—
Total other expenses (income)	(101,944)	54,999	(65,469)
Income (loss) before income tax benefit	(219,964)	12,245	(54,611)
Income tax benefit	30,050	612	6,681
Net income (loss)	(189,914)	12,857	$(47,930)
Less: Net income (loss) attributable to noncontrolling interest	(24,138)	2,057
Net income (loss) attributable to E2open Parent Holdings, Inc.	$(165,776)	$10,800

Weighted-average common shares outstanding:
Basic	245,454	187,051
Diluted	245,454	222,688
Net income (loss) attributable to E2open Parent Holdings, Inc. common shareholders per share:
Basic	$(0.68)	$0.06
Diluted	$(0.68)	$0.06

E2OPEN PARENT HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

FISCAL FOURTH QUARTER 2022

(Unaudited)

	Successor		Predecessor
(In thousands, except per share amounts)	Three Months Ended February 28, 2022	February 4, 2021 through February 28, 2021	December 1, 2020 through February 3, 2021
	(Unaudited)
Revenue
Subscriptions	$115,804	$14,117	$50,694
Professional services and other	28,349	7,248	8,931
Total revenue	144,153	21,365	59,625
Cost of Revenue
Subscriptions	30,155	7,823	11,036
Professional services and other	17,409	4,324	7,675
Amortization of acquired intangible assets	24,916	4,037	3,468
Total cost of revenue	72,480	16,184	22,179
Gross Profit	71,673	5,181	37,446
Operating Expenses
Research and development	22,791	10,458	10,576
Sales and marketing	18,476	8,788	8,759
General and administrative	19,933	23,123	7,318
Acquisition-related expenses	14,192	4,317	2,994
Amortization of acquired intangible assets	19,515	1,249	5,910
Total operating expenses	94,907	47,935	35,557
(Loss) income from operations	(23,234)	(42,754)	1,889
Other income (expense)
Interest and other expense, net	(11,659)	(1,928)	(12,214)
Change in tax receivable agreement liability	4,452	—	—
Gain from change in fair value of warrant liability	50,081	23,187	—
Gain (loss) from change in fair value of contingent consideration	21,420	33,740	—
Total other expenses (income)	64,294	54,999	(12,214)
Income (loss) before income tax benefit	41,060	12,245	(10,325)
Income tax benefit	26,658	612	30,754
Net income (loss)	67,718	12,857	$20,429
Less: Net income (loss) attributable to noncontrolling interest	11,502	2,057
Net income (loss) attributable to E2open Parent Holdings, Inc.	$56,216	$10,800

Weighted-average common shares outstanding:
Basic	301,273	187,051
Diluted	301,273	222,688
Net income (loss) attributable to E2open Parent Holdings, Inc. common shareholders per share:
Basic	$0.19	$0.06
Diluted	$0.19	$0.06

E2OPEN PARENT HOLDINGS, INC.

CONSOLIDATED BALANCE SHEETS

	Successor
	February 28,
(In thousands, except share amounts)	2022	2021
	(Unaudited)
Assets
Cash and cash equivalents	$155,481	$194,717
Restricted cash	19,073	12,825
Accounts receivable, net	155,341	112,657
Prepaid expenses and other current assets	26,243	12,643
Total current assets	356,138	332,842
Long-term investments	208	224
Goodwill	3,756,871	2,628,646
Intangible assets, net	1,181,390	824,851
Property and equipment, net	65,937	44,198
Operating lease right-of-use assets	28,102	—
Other noncurrent assets	16,809	7,416
Total assets	$5,405,455	$3,838,177
Liabilities and Stockholders' Equity
Accounts payable and accrued liabilities	$131,246	$70,233
Incentive program payable	19,073	12,825
Deferred revenue	190,992	89,691
Acquisition-related obligations	—	2,000
Current portion of notes payable	89,097	4,405
Current portion of operating lease obligations	7,652	—
Current portion of financing lease obligations	2,307	4,827
Total current liabilities	440,367	183,981
Long-term deferred revenue	1,141	482
Operating lease obligations	21,202	—
Financing lease obligations	1,950	6,588
Notes payable	863,577	502,800
Tax receivable agreement liability	66,590	50,114
Warrant liability	67,139	68,772
Contingent consideration	45,568	150,808
Deferred taxes	413,038	396,217
Other noncurrent liabilities	712	1,057
Total liabilities	1,921,284	1,360,819
Commitments and Contingencies
Stockholders' Equity
Class A common stock	31	19
Class V common stock	—	—
Series B-1 common stock	—	—
Series B-2 common stock	—	—
Additional paid-in capital	3,362,219	2,071,206
Accumulated other comprehensive (loss) income	(19,019)	2,388
(Accumulated deficit) retained earnings	(154,976)	10,800
Treasury stock, at cost	(2,473)	—
Total E2open Parent Holdings, Inc. equity	3,185,782	2,084,413
Noncontrolling interest	298,389	392,945
Total stockholders' equity	3,484,171	2,477,358
Total liabilities and stockholders' equity	$5,405,455	$3,838,177

E2OPEN PARENT HOLDINGS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Successor		Predecessor
(In thousands)	Fiscal Year Ended February 28, 2022	February 4, 2021 through February 28, 2021	March 1, 2020 through February 3, 2021
	(Unaudited)
Cash flows from operating activities
Net (loss) income	$(189,914)	$12,857	$(47,930)
Adjustments to reconcile net (loss) income to net cash from operating activities:
Depreciation and amortization	142,609	6,394	63,263
Amortization of deferred commissions	1,560	34	3,937
Provision for credit losses	1,018	21	113
Amortization of debt issuance costs	3,444	206	4,007
Amortization of operating lease right-of-use assets	15,649	—	—
Share-based and unit-based compensation	10,639	33,000	7,277
Change in tax receivable agreement liability	154	—	—
Loss from change in fair value of warrant liability	(1,633)	(23,187)	—
Loss from change in fair value of earn-out liability	—	—	—
Loss from change in fair value of contingent consideration	69,760	(33,740)	—
(Gain) loss on disposal of property and equipment	(211)	9	33
Changes in operating assets and liabilities:
Accounts receivable	(9,881)	11,493	(5,508)
Prepaid expenses and other current assets	(9,333)	3,622	(3,611)
Other noncurrent assets	(6,669)	11,017	(5,410)
Accounts payable and accrued liabilities	15,744	(6,648)	12,456
Incentive program payable	6,248	1,328	(17,437)
Deferred revenue	62,678	(8,733)	4,808
Changes in other liabilities	(60,708)	(1,872)	(7,344)
Net cash provided by operating activities	51,154	5,801	8,654
Cash flows from investing activities
Proceeds withdrawn from Trust Account	—	414,053	—
Payments for acquisitions - net of cash acquired	(774,232)	(879,907)	—
Capital expenditures	(31,776)	(1,470)	(13,990)
Investment in unconsolidated entity	(2,500)	—	—
Proceeds from disposal of property and equipment	—	49	—
Net cash used in investing activities	(808,508)	(467,275)	(13,990)
Cash flows from financing activities
Proceeds from PIPE investment	300,000	—	627,500
Offering costs related to issuance of common stock in connection with PIPE investment	(7,100)	—	—
Proceeds from sale of membership units	—	—	3,501
Repurchase of membership units, net	—	—	—
Proceeds from warrant exercise	1	—	—
Proceeds from indebtedness	475,000	—	23,377
Repayments of indebtedness	(21,139)	—	(21,891)
Repayments of financing lease obligations	(6,457)	(468)	(6,038)
Repurchase of common stock	(2,473)	—	—
Repurchase of common units	(16,767)	—	—
Payments of debt issuance costs	(10,357)	—	—
Net cash provided by (used in) financing activities	710,708	(468)	626,449
Effect of exchange rate changes on cash and cash equivalents	13,658	41	(98)
Net (decrease) increase in cash, cash equivalents and restricted cash	(32,988)	(461,901)	621,015
Cash, cash equivalents and restricted cash at beginning of year	207,542	669,443	48,428
Cash, cash equivalents and restricted cash at end of year	$174,554	$207,542	$669,443

E2OPEN PARENT HOLDINGS, INC.

RECONCILIATION OF PRO FORMA INFORMATION

TABLE I

($ in millions)	Q4 FY2022	Q4 FY2021(1)	$ Var	% Var	FY2022	FY2021 (1)	$ Var	% Var
Pro forma revenue reconciliation
Total GAAP Revenue	144.2	81.0	63.2	78.0%	425.6	330.0	95.6	29.0%
Deferred revenue purchase accounting adjustment (2)	6.5	7.8	-	-	53.6	7.8
BluJay pre-acquisition revenue	-	47.9	-	-		93.3
Total non-GAAP revenue	150.6	136.6	14.0	10.2%	479.1	431.1	48.0	11.1%

GAAP Subscription Revenue	115.8	64.8	51.0	78.7%	335.5	273.8	61.6	22.5%
Deferred revenue purchase accounting adjustment (2)	6.5	7.8	-	-	53.6	7.8
BluJay pre-acquisition revenue	-	37.6	-	-		72.8
Non-GAAP subscription revenue (3)	122.3	110.2	12.1	11.0%	389.0	354.4	34.6	9.8%

GAAP Professional Services and Other Revenue	28.3	16.2	12.1	75.1%	90.0	56.2	33.8	60.2%
BluJay pre-acquisition revenue	-	10.2	-	-		20.5
Non-GAAP professional services and other revenue	28.3	26.4	1.9	7.2%	90.0	76.7	13.3	17.4%

Pro forma gross profit reconciliation
GAAP Gross profit	71.7	42.6	29.1	68.2%	202.6	198.8	3.8	1.9%
Deferred revenue purchase accounting adjustment (2)	6.5	7.8	(1.3)	-17.1%	53.6	7.8	45.8	n/m
Depreciation and amortization	28.1	9.5	18.6	n/m	84.9	29.9	55.0	n/m
Share-based compensation (4)	0.3	3.4	(3.1)	n/m	1.3	3.9	(2.6)	-66.8%
Non-recurring/non-operating costs (5)	0.5	0.1	0.4	n/m	1.6	0.4	1.2	n/m
Non-GAAP gross profit
E2open	107.0	63.4	43.6	68.8%	344.0	240.8	103.2	42.8%
BluJay pre-acquisition gross profit		31.6				61.5
Total non-GAAP gross profit	107.0	95.0	12.0	12.7%	344.0	302.3	41.7	13.8%
Non-GAAP Gross Margin %	71.1%	69.5%			71.8%	70.1%

Pro forma adjusted EBITDA reconciliation
Net income (loss)	67.7	33.3	34.4	103.3%	(189.9)	(35.1)	(154.9)	n/m
Interest expense, net	10.5	14.1	(3.7)	-26.0%	32.6	67.1	(34.5)	-51.4%
Income tax benefit	(26.7)	(31.4)	4.7	-15.0%	(30.1)	(7.3)	(22.8)	n/m
Depreciation and amortization	51.1	18.5	32.6	n/m	142.6	69.6	73.0	104.9%
EBITDA	102.6	34.6	68.1	n/m	(44.7)	94.4	(139.1)	n/m
Deferred revenue purchase accounting adjustment (2)	6.5	7.8	(1.3)	-17.1%	53.6	7.8	45.8	n/m
Share-based compensation (4)	2.3	34.4	(32.1)	-93.2%	11.3	41.1	(29.8)	-72.5%
Non-recurring/non-operating costs (5)	4.2	1.0	3.2	n/m	9.7	4.4	5.4	n/m
Acquisition-related adjustments (6)	14.2	7.3	6.9	94.4%	64.4	18.7	45.6	n/m
Change in tax receivable agreement liability (7)	(4.5)	-	(4.5)	n/m	0.2	-	0.2	n/m
Change in fair value of warrant liability (8)	(50.1)	(23.2)	(26.9)	115.9%	(1.6)	(23.2)	21.6	-93.0%
Change in fair value of contingent consideration (9)	(21.4)	(33.7)	12.3	-36.4%	69.8	(33.7)	103.5	n/m
Adjusted EBITDA	53.9	28.2	25.7	91.3%	162.5	109.5	53.0	48.4%
BluJay pre-acquisition EBITDA and other (10)		17.3				34.2
Total adjusted EBITDA	53.9	45.5	8.4	18.5%	162.5	143.7	18.8	13.1%
Adjusted EBITDA Margin %	35.8%	33.3%			33.9%	33.3%

(1)
Non-GAAP proforma inclusive of BluJay, as if acquired on September 1, 2020.
(2)
Non-GAAP revenue adds back amortization of the purchase accounting fair value adjustment to deferred revenue resulting for the business combination as required by GAAP.

(3)
Subscription gross retention rate is calculated by dividing bookings committed for greater than 12 months net of churn, by total bookings committed for greater than 12 months. Net retention is calculated by adding net impact of total bookings committed greater than 12 months less new bookings committed for greater than 12 months related to new logo growth.
(4)
Reflects non-cash, long-term share-based and unit-based compensation expense, primarily related to senior management.
(5)
Primarily includes foreign currency exchange gain and losses and other non-recurring expenses such as systems integrations, legal entity simplification and advisory fees.
(6)
Primarily includes advisory, consulting, accounting and legal expenses incurred in connection with mergers and acquisitions activities, including related valuation, negotiation and integration costs and capital-raising activities, including costs related to the Business Combination.
(7)
Represents the expense related to the change in the fair value of the tax receivable agreement liability, including interest.
(8)
Represents the fair value adjustment at each balance sheet date of the warrant liability related to the public, private placement and forward purchase warrants.
(9)
Represents the fair value adjustment at each balance sheet date of the contingent consideration liability related to the restricted Series B-1 and B-2 common stock and Sponsor Side Letter.
(10)
Includes Revenue and Adjusted EBITDA for BluJay Solutions for the pre-acquisition periods, as well as an adjustment for deferred commissions for adoption of ASC 606.

E2OPEN PARENT HOLDINGS, INC.

RECONCILIATION OF NON-GAAP INFORMATION

TABLE II

Fiscal Fourth Quarter 2022
(in millions, except per share amounts)	GAAP	M&A Related(1) & Non-recurring(2)	Depreciation & Amortization	Share-Based Compensation	Non-GAAP (Adjusted)	% of Revenue
REVENUE
Subscriptions	115.8	6.5	-	-	122.3
Professional services and other	28.3	-	-	-	28.3
Total revenue	$144.2	$6.5	-	-	$150.6

COST OF GOODS
Subscriptions	30.2	(0.5)	(3.0)	(0.2)	26.5	21.7%
Professional services and other	17.4	-	(0.2)	(0.1)	17.1	60.1%
Amortization of intangibles	24.9	-	(24.9)	-	-
Total cost of revenue	$72.5	$(0.5)	$(28.1)	$(0.3)	$43.6	28.9%

Gross Profit	$71.7	$7.0	$28.1	$0.3	$107.0	71.1%

OPERATING COSTS
Research & development	22.8	-	(2.3)	(0.5)	19.9	13.2%
Sales & marketing	18.5	(0.6)	(0.3)	(0.2)	17.4	11.6%
General & administrative	19.9	(1.9)	(0.9)	(1.4)	15.8	10.5%
Acquisition related expenses	14.2	(14.2)	-	-	-
Amortization of intangibles	19.5	-	(19.5)	-	-
Total operating expenses	$94.9	$(16.7)	$(23.0)	$(2.0)	$53.1	35.3%

EBITDA	$(23.2)	$23.7	$51.1	$2.3	$53.9	35.8%
Depreciation					(6.7)
Interest and other expense, net					(11.7)
Adjusted EBT					$35.5
Normalized income taxes(3)					(8.6)
Adjusted net income					$26.9
Adjusted basic shares outstanding(4)					340.9
Adjusted earnings per share					$0.08

(1)
Revenue adjustment adds back amortization of the fair value adjustment to deferred revenue resulting from the business combination as required by GAAP. Expense adjustments primarily related to advisory, consulting, accounting and legal expenses incurred in connection with mergers and acquisitions activities, including related valuation, negotiation and integration costs and capital-raising activities, including the Business Combination and the BluJay acquisition.
(2)
Primarily includes non-recurring expenses such as systems integrations, legal entity simplification and advisory fees.
(3)
Income taxes calculated using 24% effective rate
(4)
Refer to Consolidated Capital Table V

E2OPEN PARENT HOLDINGS, INC.

RECONCILIATION OF NON-GAAP INFORMATION

TABLE III

Fiscal Year Ended February 28, 2022

(in millions, except per share amounts)	GAAP	M&A Related(1) & Non-recurring(2)	Depreciation & Amortization	Share-Based Compensation	Non-GAAP (Adjusted)	% of Revenue
REVENUE
Subscriptions	335.5	53.6	-	-	389.1
Professional services and other	90.0	-	-	-	90.0
Total revenue	$425.6	$53.6	-	-	$479.1

COST OF GOODS
Subscriptions	93.1	(1.6)	(10.1)	(0.9)	80.5	20.7%
Professional services and other	56.1	(0.1)	(1.0)	(0.4)	54.7	60.7%
Amortization of intangibles	73.8	-	(73.8)	-	-
Total cost of revenue	$223.0	$(1.6)	$(84.9)	$(1.3)	$135.1	28.2%

Gross Profit	$202.6	$55.2	$84.9	$1.3	$344.0	71.8%

OPERATING COSTS
Research & development	79.7	(0.1)	(7.9)	(2.0)	69.7	14.5%
Sales & marketing	60.3	(0.7)	(1.2)	(1.8)	56.6	11.8%
General & administrative	69.9	(6.3)	(2.2)	(6.2)	55.2	11.5%
Acquisition related expenses	64.4	$(64.4)	-	-	-
Amortization of intangibles	46.4		(46.4)	-	-
Total operating expenses	$320.6	$(71.5)	$(57.7)	$(10.0)	$181.5	37.9%

EBITDA	$(118.0)	$126.7	$142.6	$11.3	$162.5	33.9%
Depreciation					(22.4)
Interest and other expense, net					(33.7)
Adjusted EBT					$106.4
Normalized income taxes(3)					(23.7)
Adjusted net income					$82.7
Adjusted basic shares outstanding(4)					340.9
Adjusted earnings per share					$0.24

(1)
Revenue adjustment adds back amortization of the fair value adjustment to deferred revenue resulting from the business combination as required by GAAP. Expense adjustments primarily related to advisory, consulting, accounting and legal expenses incurred in connection with mergers and acquisitions activities, including related valuation, negotiation and integration costs and capital-raising activities, including the Business Combination and the BluJay acquisition.
(2)
Primarily includes non-recurring expenses such as systems integrations, legal entity simplification and advisory fees.
(3)
Income taxes calculated using 24% effective rate
(4)
Refer to Consolidated Capital Table V

E2OPEN PARENT HOLDINGS, INC.

UNLEVERED FREE CASH FLOW CONVERSION (1)

TABLE IV

(in millions)	Q1 22	Q2 22	Q3 22	Q4 22	FY22
Non-GAAP revenue	88.8	92.3	147.4	150.6	479.1

Adjusted EBITDA	29.2	33.5	45.9	53.9	162.5

Capital expenditures	(12.4)	(5.0)	(7.2)	(7.2)	(31.8)
Less M+A related capital expenditures (2)	0.5	0.2	0.4	0.8	1.9
Normalized capital expenditures	(11.9)	(4.8)	(6.8)	(6.4)	(29.9)

Unlevered Free Cash Flow	$17.3	$28.7	$39.1	$48.5	$132.6
Free Cash Flow % of non-GAAP revenue	19.5%	31.1%	26.5%	32.2%	27.7%
Free Cash Flow % of adjusted EBITDA	59.2%	85.7%	85.2%	90.0%	81.6%
(1)
Unlevered free cash flow is a performance metric that illustrates the cash available through the operations of the business after normalized capital expenditures excluding interest, taxes, acquisition-related expenses and non-recurring/non-operating costs. Non-cash expenses are also excluded from this metric. Non-cash expenses include changes in the tax receivable agreement liability, changes in the fair value of warrants, changes in the fair value of contingent consideration and share-based compensation.
(2)
Primarily includes hardware and software purchases for integrating data center operations of newly acquired companies

E2OPEN PARENT HOLDINGS, INC.

CONSOLIDATED CAPITAL

TABLE V

Description	Shares (000’s)	Notes
Shares outstanding as of February 28, 2022	301,360	Shares outstanding as of fourth quarter fiscal 2022
Common Units	33,561

Units issued in the business combination that have not yet been converted from common units in the LLC to Class A shares of E2open Parent Holdings, Inc. (Common units yet to be converted are represented by class V shares)

Series B-2 shares (unvested)	3,372	Series B-2 shares issued in the acquisition of E2open that vest when the 20-day VWAP reaches $15.00
Series 2 common units (unvested)	2,628	Represent rights in the LLC that convert into common units when the 20-day VWAP reaches $15.00. Upon conversion to common units, the holder can elect to convert into Class A common stock
Adjusted Basic Shares	340,921

Warrants	29,080	Warrants outstanding as of year-end fiscal 2022 with an exercise price of $11.50
Incentive plan options (unvested)	2,524	Options issued to management and directors under E2open’s long-term incentive plan
Incentive plan restricted shares (unvested)	2,103	Restricted shares issued to management and directors under E2open’s long-term incentive plan
Fully converted shares	374,628

E2OPEN PARENT HOLDINGS, INC.

RECENT ACQUIRED COMPANIES PRE-ACQUISITION REVENUE AND

PROFORMA REVENUE RECONCILIATION

TABLE VI

BluJay Solutions Fiscal Year 2022
(in millions)	Q1-22	Q2-22	Q3-22(1)	Q4-22(1)	FY22
Subscription	37.1	38.8	-	-	75.9
Professional services and other	10.8	10.0	-	-	20.8
Total revenue	$47.9	$48.8	-	-	$96.7
(1) BluJay revenue for Q3 FY22 and Q4 FY22 are included in E2open revenue for the respective post-acquisition periods

Logistyx Technologies Fiscal Year 2022
(in millions)	Q1-22	Q2-22	Q3-22	Q4-22	FY22
Subscription	6.4	6.4	7.5	7.6	27.9
Professional services and other	3.0	3.0	3.0	3.2	12.2
Total revenue	$9.4	$9.4	$10.5	$10.8	$40.1

Fiscal Year 2022 Proforma Non-GAAP Revenue
(in millions)	Subscription	Total
E2open non-GAAP revenue(1)	389.1	479.1
BluJay pre-acquisition revenue	75.9	96.7
Logistyx pre-acquisition revenue	27.9	40.1
Total revenues	$492.9	$615.9
(1) E2open non-GAAP revenue includes BluJay post-acquisition revenue for the 3rd and 4th quarters of fiscal 2022